Exhibit 10.1
FIRST AMENDMENT
TO
LOAN AND SECURITY AGREEMENT
     THIS FIRST AMENDMENT to Loan and Security Agreement (this “Amendment”) is entered into this 9th day of February, 2010, by and between Silicon Valley Bank (“Bank”) and Comarco, Inc., a California corporation and Comarco Wireless Technologies, Inc., a Delaware corporation (jointly and severally, “Borrower”) whose address is 25541 Commercentre Drive, Lake Forest, CA 92630.
Recitals
     A. Bank and Borrower have entered into that certain Loan and Security Agreement dated as of February 12, 2009 (as the same may from time to time be amended, modified, supplemented or restated, the “Loan Agreement”).
     B. Bank has extended credit to Borrower for the purposes permitted in the Loan Agreement.
     C. Borrower has requested that Bank amend the Loan Agreement, as herein set forth, and Bank has agreed to the same, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth herein.
Agreement
     Now, Therefore, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:
     1. Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.
     2. Amendments to Loan Agreement. The Loan Agreement is amended as follows, effective on the date hereof (except where a different effective date is specified below):
          2.1 Modification Regarding Letters of Credit Sublimit. The clause in Section 2.1.2(a) of the Loan Agreement that currently reads as follows:
(1) the total of the amount of all outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit), plus an amount equal to the Letter of Credit Reserves shall not exceed $5,000,000; and
is hereby amended in its entirety and replaced with the following:

(1) the total of the amount of all outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit), plus an amount equal to the Letter of Credit Reserves shall not exceed $10,000,000; and
          2.2 Modification Regarding Foreign Exchange Sublimit. The sentence in Section 2.1.3 of the Loan Agreement that currently reads as follows:
FX Forward Contracts shall have a Settlement Date of at least one (1) FX Business Day after the contract date and shall be subject to a reserve of ten percent (10%) of each outstanding FX Forward Contract in a maximum aggregate amount equal to $5,000,000 (the “FX Reserve”).
is hereby amended in its entirety and replaced with the following:
FX Forward Contracts shall have a Settlement Date of at least one (1) FX Business Day after the contract date and shall be subject to a reserve of ten percent (10%) of each outstanding FX Forward Contract in a maximum aggregate amount equal to $10,000,000 (the “FX Reserve”).
          2.3 Modification Regarding Cash Management Services Sublimit. Section 2.1.4 of the Loan Agreement that currently reads as follows:
2.1.4 Cash Management Services Sublimit. Subject to the Overall Sublimit in Section 2.1.5 below, Borrower may use up to $5,000,000 of the Revolving Line for Bank’s cash management services which may include merchant services, direct deposit of payroll, business credit card, and check cashing services identified in Bank’s various cash management services agreements (collectively, the “Cash Management Services”), provided that, after giving effect to such utilization: (1) the total of the amount of all outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit), plus an amount equal to the Letter of Credit Reserves, plus the FX Reserve, plus amounts utilized for Cash Management Services, shall not exceed $5,000,000; and (2) the total of the amount of all outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit), plus an amount equal to the Letter of Credit Reserves, plus the FX Reserve, plus amounts utilized for Cash Management Services, and plus the outstanding principal balance of any Advances (including any amounts used for Cash Management Services) shall not exceed the lesser of (i) the Maximum Dollar Amount, or (ii) the Borrowing Base. Any amounts

Bank pays on behalf of Borrower for any Cash Management Services will be treated as Advances under the Revolving Line and will accrue interest at the interest rate applicable to Advances.
is hereby amended in its entirety and replaced with the following:
2.1.4 Cash Management Services Sublimit. Subject to the Overall Sublimit in Section 2.1.5 below, Borrower may use up to $10,000,000 of the Revolving Line for Bank’s cash management services which may include merchant services, direct deposit of payroll, business credit card, and check cashing services identified in Bank’s various cash management services agreements (collectively, the “Cash Management Services”), provided that, after giving effect to such utilization: (1) the total of the amount of all outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit), plus an amount equal to the Letter of Credit Reserves, plus the FX Reserve, plus amounts utilized for Cash Management Services, shall not exceed $10,000,000; and (2) the total of the amount of all outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit), plus an amount equal to the Letter of Credit Reserves, plus the FX Reserve, plus amounts utilized for Cash Management Services, and plus the outstanding principal balance of any Advances (including any amounts used for Cash Management Services) shall not exceed the lesser of (i) the Maximum Dollar Amount, or (ii) the Borrowing Base. Any amounts Bank pays on behalf of Borrower for any Cash Management Services will be treated as Advances under the Revolving Line and will accrue interest at the interest rate applicable to Advances.
          2.4 Modification Regarding Overall Sublimit. The amount of the Overall Sublimit, as set forth in Section 2.1.5 of the Loan Agreement, is hereby amended from “$5,000,000” to “$10,000,000.”
          2.5 Modification Regarding Interest Rates. Section 2.3(a) of the Loan Agreement is hereby amended in its entirety to read as follows:
(a) Interest Rate; Advances.
     (i) If, and only for so long as, Borrower’s Quick Ratio is greater than or equal to 2.0 to 1.0, then, subject to Section 2.3(b), the principal amount outstanding under the Revolving Line shall accrue interest at a per annum rate equal to one and one-half percentage points (1.50%) above the Prime Rate, provided that the interest rate in effect on any day shall not be less than 5.5% per annum, which interest shall be payable monthly;
     (ii) If Borrower’s Quick Ratio is less than 2.0 to 1.0, then, subject to Section 2.3(b), the principal amount outstanding under the Revolving Line shall accrue interest at a per annum rate equal to two and one-half percentage points (2.50%) above the Prime Rate, provided that the interest rate in effect on any day shall not be less than 5.5% per annum, which interest shall be payable monthly.
     Once Borrower’s Quick Ratio drops below 2.0 to 1.0 and the interest rate set forth in subclause (ii) goes into effect, such interest rate shall remain in effect until such time as Borrower has achieved and maintained a Quick Ratio of greater than or equal to 2.0 to 1.0 for three consecutive months and provided Bank with written evidence thereof.
          2.6 Modification Regarding Collateral Monitoring Fee. Section 2.4(b) of the Loan Agreement is hereby amended in its entirety to read as follows:
(b) Collateral Monitoring Fee. A monthly collateral monitoring fee of $1,000, payable in arrears on the last day of each month (prorated for any partial month at the beginning and upon termination of this Agreement); provided, however, in any month in which Borrower’s Quick Ratio is greater than or equal to 2.0 to 1.0, the Collateral Monitoring Fee for such month will be $0.00; and
          2.7 Modification Regarding Transaction Reports. Section 6.2(a)(i) of the Loan Agreement is hereby amended in its entirety to read as follows:
(i)	a Transaction Report (and any schedules related thereto) monthly (within fifteen (15) days after the end of each month) and at the time of each request for an Advance; provided, however, whenever Borrower’s Quick Ratio is less than 2.0 to 1.0, then weekly and at the time of each request for an Advance (the “Weekly Requirement”); provided, further, once the Weekly Requirement has gone into effect, it will remain in effect until such time as Borrower has achieved and maintained a Quick Ratio greater than or equal to 2.0 to 1.0 for three consecutive months and each month thereafter;

          2.8 Modification Regarding Monthly Financial Statements. Section 6.2(a)(iii) of the Loan Agreement is hereby amended in its entirety to read as follows:
(iii)	as soon as available, and in any event within forty-five (45) days after the end of each month, monthly unaudited financial statements;
          2.9 Modification Regarding Monthly Compliance Certificates. Section 6.2(a)(iv) of the Loan Agreement is hereby amended in its entirety to read as follows:
(iv)	within forty-five (45) days after the end of each month a monthly Compliance Certificate signed by a Responsible Officer, certifying that as of the end of such month, Borrower was in full compliance with all of the terms and conditions of this Agreement, and setting forth calculations showing compliance with the financial covenants set forth in this Agreement and such other information as Bank shall reasonably request, including, without limitation, a statement that at the end of such month there were no held checks or, if there were held checks, a listing of the same and the reason therefor;
          2.10 Modification Regarding Concentration Limits. Subclause (h) of the definition of “Eligible Accounts” set forth in Section 13.1 of the Loan Agreement is hereby amended in its entirety to read as follows:
(h)	Accounts owing from an Account Debtor, including Affiliates, whose total obligations to Borrower exceed twenty-five percent (25%) of all Accounts, for the amounts that exceed that percentage, unless Bank approves in writing; provided, however, such percentage amount shall not apply to Accounts for which Targus is the Account Debtor up to an aggregate amount for all such Accounts of $6,000,000;
          2.11 Modification Regarding Maximum Dollar Amount. The definition of “Maximum Dollar Amount” set forth in Section 13.1 of the Loan Agreement is hereby amended in its entirety to read as follows:
“Maximum Dollar Amount” is $10,000,000.
          2.12 Modification Regarding Quick Assets. The definition of “Quick Assets” set forth in Section 13.1 of the Loan Agreement is hereby amended in its entirety to read as follows:

“Quick Assets” is, on any date, Borrower’s consolidated unrestricted cash and Cash Equivalents maintained with Bank and Bank Affiliates, Accounts, and investments with Bank and Bank Affiliates with maturities of fewer than 12 months determined according to GAAP.
          2.13 Modification Regarding Revolving Line Maturity Date. The definition of “Revolving Line Maturity Date” set forth in Section 13.1 of the Loan Agreement is hereby amended in its entirety to read as follows:
“Revolving Line Maturity Date” is February 10, 2011.
          2.14 Modification Regarding Compliance Certificate. The form of Compliance Certificate (attached as Exhibit B to the Loan Agreement) is hereby replaced with the form of Compliance Certificate attached hereto.
     3. Limitation of Amendments.
          3.1 The amendments set forth in Section 2, above, are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Bank may now have or may have in the future under or in connection with any Loan Document.
          3.2 This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.
     4. Representations and Warranties. To induce Bank to enter into this Amendment, Borrower hereby represents and warrants to Bank as follows:
          4.1 Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;
          4.2 Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;
          4.3 The organizational documents of Borrower delivered to Bank on the Effective Date remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

          4.4 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;
          4.5 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;
          4.6 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on either Borrower, except as already has been obtained or made; and
          4.7 This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.
     5. Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.
     6. Effectiveness. This Amendment shall be deemed effective upon (a) the due execution and delivery to Bank of this Amendment by each party hereto, (b) Borrower’s payment of an amendment fee in an amount equal to $50,000 and (c) Bank’s receipt of the Consent to Amendment and Reaffirmation of Guaranty attached hereto, duly executed and delivered by each Guarantor (unless Bank, in its sole discretion at any time waives in writing the receipt of any such Consent).
[Signature page follows.]

     In Witness Whereof, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

BANK		BORROWER

Silicon Valley Bank		Comarco, Inc.

By:	/s/ Brett Maver	By:	/s/ Winston Hickman
Name:	Brett Maver	Name:	Winston Hickman
Title:	Relationship Manager	Title:	Vice President & CFO

BORROWER

		Comarco	Wireless Technologies, Inc.

		By:	/s/ Winston Hickman
		Name:	Winston Hickman
		Title:	Vice President & CFO

CONSENT TO AMENDMENT
AND REAFFIRMATION OF GUARANTY
     Each of the undersigned acknowledges that his consent to the foregoing First Amendment to Loan and Security Agreement dated as of even date herewith (the “Amendment”) is not required, but the undersigned nevertheless does hereby consent to the terms and conditions of the Amendment and agrees that the Guaranty of the undersigned relating to the Obligations of Borrower shall continue in full force and effect, shall be valid and enforceable and shall not be impaired or otherwise affected by the execution of the Amendment or any other document or instrument delivered in connection herewith.
     Each of the undersigned represents and warrants that, after giving effect to the Amendment, all representations and warranties of the undersigned contained in the Guaranty are true, accurate and complete as if made the date hereof.
Dated as of February ___, 2010

GUARANTOR	COMARCO, INC.

By:
Name:
Title:

GUARANTOR	COMARCO WIRELESS TECHNOLOGIES, INC.

By:
Name:
Title:

COMPLIANCE CERTIFICATE

TO:	SILICON VALLEY BANK	Date:
FROM:	COMARCO, INC AND COMARCO WIRELESS TECHNOLOGIES, INC.
     The undersigned authorized officer of Comarco, Inc. and Comarco Wireless Technologies, Inc. (jointly and severally, the “Borrower”) certifies that under the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the “Agreement”), (1) Borrower is in complete compliance for the period ending                      with all required covenants except as noted below, (2) there are no Events of Default, (3) all representations and warranties in the Agreement are true and correct in all material respects on this date except as noted below; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date, (4) Borrower, and each of its Subsidiaries, has timely filed all required tax returns and reports, and Borrower has timely paid all foreign, federal, state and local taxes, assessments, deposits and contributions owed by Borrower except as otherwise permitted pursuant to the terms of Section 5.9 of the Agreement, and (5) no Liens have been levied or claims made against Borrower [or any of its Subsidiaries] relating to unpaid employee payroll or benefits of which Borrower has not previously provided written notification to Bank. Attached are the required documents supporting the certification. The undersigned certifies that these are prepared in accordance with GAAP consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The undersigned acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered. Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Agreement.
Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenant	Required	Complies
Monthly financial statements with Compliance Certificate	Monthly within 45 days	Yes No

A/R, A/P Agings and Reconciliations	Monthly within 15 days	Yes No

10-Q, 10-K and 8-K	Within 5 days after filing with SEC	Yes No

Projections	Within 30 days prior to start of FY	Yes No

Foreign Credit Insurance Policies	Upon finalization of terms and upon completion of any updates or changes	Yes No

Transaction Reports	Monthly within 15 days and with each Advance request; provided, however, if QR is less than 2.0 to 1.0, then Weekly and with each Advance request.	Yes No
The following intellectual property was registered after the Effective Date (if no registrations, state “None”)

Financial Covenant	Required	Actual	Complies
Maintain on a Monthly Basis:
Minimum Quick Ratio	1.50 to 1.0	to 1.0	Yes No

Performance Pricing		Applies
Quick Ratio > 2.0 to 1.0	Prime + 1.5%	Yes No
Quick Ratio < 2.0 to 1.0	Prime + 2.5%	Yes No

     The following financial covenant analysis and information set forth in Schedule 1 attached hereto are true and accurate as of the date of this Certificate.
     The following are the exceptions with respect to the certification above: (If no exceptions exist, state “No exceptions to note.”)

COMARCO, INC.	BANK USE ONLY
By:	Received by:

Name:	authorized signer

Title:	Date:

COMARCO WIRELESS TECHNOLOGIES, INC.	Verified:
authorized signer
By:	Date:

Name:

Title:	Compliance Status: Yes No

Schedule 1 to Compliance Certificate
Financial Covenants of Borrower
In the event of a conflict between this Schedule and the Loan Agreement, the terms of the Loan Agreement shall govern.
Dated:
Quick Ratio (Section 6.9(a))
Required:           1.50 to 1.0
Actual:

A. Aggregate value of the unrestricted cash and cash equivalents of Borrower and its Subsidiaries maintained at Bank and Bank’s Affiliates	$

B. Aggregate value of the Accounts of Borrower and its Subsidiaries	$

C. Aggregate value of the Investments with maturities of fewer than 12 months of Borrower and it Subsidiaries maintained at Bank and Bank’s Affiliates	$

D. Quick Assets (the sum of lines A through C)	$

E. Aggregate value of Obligations to Bank	$

F. Aggregate value of liabilities that should, under GAAP, be classified as liabilities on Borrower’s consolidated balance sheet, including all Indebtedness, and not otherwise reflected in line E above that matures within one (1) year
$

G. Current Liabilities (the sum of lines E and F)	$

H. Quick Ratio (line D divided by line G)

Is line H equal to or greater than 2.0 to 1.0?

No, not in compliance	Yes, in compliance